                                                                      EXHIBIT 19



                         Schedule of certain documents
                   substantially identical to filed documents
                     with parties thereto and other material
                                differing details

                          -----------------------------


(19)(a) Additional party to Master Deferred Compensation Plan, in substantially the form incorporated by reference to Exhibit 4 to Form S-8, dated August 28, 1998:

                               Robert W. Lafferty